Exhibit 99.0


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Bedford Bancshares, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Harold
K. Neal, President and Chief Executive Officer, and James W. Smith, Principal Accounting and Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Harold K. Neal                             /s/James W. Smith
--------------------------------              -------------------------------
Harold K. Neal                                James W. Smith
President and Chief Executive Officer         Principal Accounting and Financial
                                              Officer




August 6, 2002